UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23696

Popular Income Plus Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodriguez Boissen, Esq.

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022- June 30, 2023

Item 1.	Report to Stockholders.

(a)

# POPULAR
# Income Plus
# Fund, Inc.

JUNE 30, 2023
**ANNUAL**

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	2
Disclosure of Fund Expenses	7
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	33
Other Information	34
Management of the Fund	35
Statement Regarding Basis for Approval of Investment Advisory Contract	39
Statement Regarding Liquidity Risk Management Program	42

Popular Income Plus Fund, Inc.	Shareholder Letter
June 30, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular Income Plus Fund, Inc. (hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the twelve-month period ending on June 30, 2023.

During the reporting period job gains were robust, and the unemployment rate remained unchanged at 3.6% from June 30, 2022, to June 30, 2023. Economic activity expanded at a moderate pace. Inflation eased, as the Federal Open Market Committee (the “FOMC”) increased rates, but remained elevated, reflecting supply and demand imbalances related to the COVID-19 pandemic, Russia’s continuing war against Ukraine, higher food and energy prices, and broader price pressures. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 7.0% as of June 30, 2022, to 3.0% as of June 30, 2023.

In furtherance of its stated goal to return inflation to 2 percent over time, the FOMC raised the target range for the federal funds rate during the reporting period by 3.50%, from 1.50%-1.75% as of June 2022 to 5.00%-5.25% as of June 2023. Furthermore, the 10-year U.S. Treasury yield increased by 0.82% from 3.02% as of June 30, 2022, to 3.84% as of June 30, 2023.

At its July 2023 meeting, the FOMC again increased the target range for the federal funds rate by an additional 0.25%, from 5.00%-5.25% to 5.25%-5.50%. Furthermore, in determining the extent of additional policy firming that may be appropriate to return inflation to 2 percent, the FOMC has stated it will consider the cumulative tightening of monetary policy, lags with which monetary policy affects economic activity and inflation, and economic and financial developments. Tighter credit conditions are likely to weigh on economic activity, hiring, and inflation.

With elevated levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC remains committed to seeking investment opportunities within the allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA Chairman of the Board

Annual Report | June 30, 2023	1

Popular Income Plus Fund, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, on November 1, 2022, the Fund became effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”), and is currently offering its securities. In connection with the process required for registration of the Fund’s securities, it was required to implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates.

FUND PERFORMANCE*

The following table shows the Fund’s performance, excluding sales charges, for the one-year period from July 1, 2022, to June 30, 2023:

Figure 1. Performance as of 6/30/2023

1-Year Total Return
Popular Income Plus Fund, Class A Shares	-1.76%
Popular Income Plus Fund, Class C Shares	-3.27%
Bloomberg U.S. Aggregate Bond Index	-0.94%

The negative return reflects the higher interest rate environment experienced during the period due to continuing inflationary pressures and central bank hikes. Part of the relative underperformance for the recent period reflects extraordinary expenses associated with the Fund’s registration under the 1940 Act.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment grade debt issues. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

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Popular Income Plus Fund, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

The following table provides summary data on the Fund’s dividends and net asset value (“NAV”) as of fiscal year-end:

Figure 2. Dividend Information as of 6/30/2023

Dividend Yield
Popular Income Plus Fund, Class A Shares
Based on initial NAV of $10.00	0.85%
Popular Income Fund, Class A Shares
Based on 6/30/2023 NAV of $3.30	2.58%
Popular Income Plus Fund, Class C Shares
Based on initial NAV of $10.00	0.60%
Popular Income Fund, Class C Shares
Based on 6/30/2023 NAV of $3.29	1.82%

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

Popular Asset Management LLC, as the Fund’s investment adviser (“PAM” or the “Investment Adviser”) strives to select investment assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Investment Adviser could also use hedging transactions and strategies in an effort to manage the Fund’s interest rate risk, which stems from its investment in fixed-income securities and the short-term re-pricing of its financing program. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Annual Report | June 30, 2023	3

Popular Income Plus Fund, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

Figure 3 below shows the breakdown of the investment portfolio as of June 30, 2023. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

Figure 3. Asset Allocation as of June 30, 2023

As of June 30, 2023, mortgage-backed securities guaranteed by U.S. Government Agencies, collateralized with mortgage pools situated in Puerto Rico, represented 64.9% of the Fund’s total investment portfolio. Furthermore, the Fund also held U.S. Corporate Bonds and U.S. Government Agency debentures which represented 12.9% and 3.5% of the total investment portfolio, respectively.

In addition, 18.7% of the Fund’s investment portfolio as of June 30, 2023, consisted of different Puerto Rico municipal bonds. Restructured Puerto Rico Sales Tax Financing Corp Sales Tax (“COFINA”) revenue bonds represented the largest portion of Puerto Rico municipal bonds with an 10.5% weighing of the total investment portfolio, while restructured Commonwealth of Puerto Rico general obligation (“GO”) bonds represented 8.2%.

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 6/30/2023

% of Total Portfolio
Puerto Rico	83.6%
United States	16.4%
Total	100.0%

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Popular Income Plus Fund, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

Figure 5. Key Portfolio Positions as of 6/30/2023

% of Total Portfolio
U.S. Agency Mortgage-Backed Securities (Puerto Rico collateral)	64.9%
U.S Corporate Bonds	12.9%
Puerto Rico COFINA bonds	10.5%
Other Puerto Rico Municipal Bonds	8.2%
U.S. Government Agency Bonds	3.5%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating as of June 30, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody's Investors Service (“Moody's”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Figure 6. Credit Quality Allocation as of 6/30/2023

% of Total Portfolio
AAA	68.4%
AA	2.3%
A	8.1%
BBB	2.5%
Not Rated	18.7%
Total	100.0%

The Not-Rated category consists of: (i) 10.5% by the restructured COFINA bonds issued in 2019 and (ii) 8.2% by the restructured Puerto Rico G.O. bonds. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2023, the COFINA Board had not yet applied for a rating. The restructured P.R. GO bonds were also issued without a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed he

Annual Report | June 30, 2023	5

Popular Income Plus Fund, Inc.	Portfolio Update
June 30, 2023 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

The Fund is permitted to use leverage in an amount not to exceed 33 1/3 % of the Fund’s total assets. The Fund obtains leverage by borrowing and using its investment portfolio, as well as securities otherwise obtained, as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk for the Fund’s shareholders. In addition, leverage may have a negative impact on the Fund’s net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

As of June 30, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$12.6 million
Leverage Ratio	30.2%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

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Popular Income Plus Fund, Inc.	Disclosure of Fund Expenses
June 30, 2023 (Unaudited)

Examples. As a shareholder of the Popular Income Plus Fund, Inc., (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2023 and held through June 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period January 1, 2023 - June 30, 2023 to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expense Ratio	Expenses Paid During Period
Popular Income Plus Fund, Inc.
Class A
Actual	$1,000.00	$1,025.60	3.62%	$18.18
Hypothetical (5% return before expenses)	$1,000.00	$1,006.84	3.62%	$18.01

Class C
Actual	$1,000.00	$1,012.40	5.85%	$29.19
Hypothetical (5% return before expenses)	$1,000.00	$995.78	5.85%	$28.95

See Notes to Financial Statements.
Annual Report | June 30, 2023	7

Popular Income Plus Fund, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government General Obligations (11.74%)
$1,239,560	Commonwealth of Puerto Rico - Notes (Series 2022 A-1)(a)	0.000%	11/01/43	$624,429
87,250	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(a)	0.000%	07/01/24	83,575
336,273	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(a)	0.000%	07/01/33	205,590
261,303	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/33	248,255
201,586	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/37	180,908
274,081	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/41	237,979
285,039	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/46	240,823
145,186	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.250%	07/01/23	145,186
291,019	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.375%	07/01/25	298,203
288,383	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/27	303,655
283,706	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/29	303,831
275,559	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.750%	07/01/31	300,969

234,877	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/35	218,303

Total Puerto Rico Government General Obligations				$3,391,706
(Cost $3,547,128)

See Notes to Financial Statements.
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Popular Income Plus Fund, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (15.13%)
$54,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/24	$51,866
138,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/27	117,188
134,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/29	104,103
172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/31	122,704
194,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/33	126,098
1,850,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/46	519,720
1,508,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/51	316,906
732,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)(c)	4.329%	07/01/40	696,154
142,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)(c)	4.500%	07/01/34	140,935
22,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)(c)	4.536%	07/01/53	20,239

See Notes to Financial Statements.
Annual Report | June 30, 2023	9

Popular Income Plus Fund, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$72,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)(c)	4.550%	07/01/40	$70,343
528,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)(c)	4.750%	07/01/53	503,124
294,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)(c)	4.784%	07/01/58	278,633
1,338,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)(c)	5.000%	07/01/58	1,304,375

Total Puerto Rico Government Instrumentalities Tax Exempt
Notes				$4,372,388
(Cost $4,481,474)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (46.08%)(d)
$193,977	GNMA Pool 670407	5.000%	03/15/38	$189,761
624,341	GNMA Pool 609094	5.000%	06/15/38	618,402
772,969	GNMA Pool 609096	5.000%	06/15/38	767,663
1,167,611	GNMA Pool 702983	5.000%	02/15/39	1,176,712
2,385,067	GNMA Pool 711437(e)	5.000%	07/15/39	2,403,657
3,594,278	GNMA Pool 711455(e)	5.000%	09/15/39	3,622,305
2,596,005	GNMA Pool 711498(e)	5.000%	03/15/40	2,616,250
469,287	GNMA Pool 723741	5.000%	04/15/40	469,703
223,344	GNMA Pool 572047	5.500%	06/15/33	221,143
1,022,620	GNMA Pool 694133	5.500%	09/15/38	1,054,848
172,698	GNMA Pool 528139	6.000%	11/15/32	172,333
Total Puerto Rico GNMA Bonds				$13,312,777
(Cost $13,223,054)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (38.60%)(f)
1,085,735	FNMA Pool 695403	5.000%	06/01/33	1,093,474
1,550,451	FNMA Pool 758527(e)	5.000%	03/01/34	1,548,426
2,159,965	FNMA Pool 849999(e)	5.000%	01/01/36	2,175,392
1,032,907	FNMA Pool 993991(e)	5.000%	07/01/39	1,040,307
2,013,958	FNMA Pool 994004	5.000%	08/01/39	2,028,386
330,506	FNMA Pool 932695	5.000%	03/01/40	329,143

See Notes to Financial Statements.
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Popular Income Plus Fund, Inc.	Schedule of Investments
June 30, 2023

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (38.60%)(f) (continued)
$305,376	FNMA Pool AC0850	5.000%	03/01/40	$304,657
475,833	FNMA Pool 909106	5.500%	10/01/37	488,034
380,604	FNMA Pool 953110	5.500%	06/01/38	382,347
372,675	FNMA Pool 909239	5.500%	10/01/38	376,347
192,987	FNMA Pool 909107	6.000%	10/01/37	194,901
898,584	FNMA Pool 909109	6.000%	10/01/37	929,853
257,593	FNMA Pool 953093	6.000%	12/01/37	260,858
Total Puerto Rico Fannie Mae Bonds				$11,152,125
(Cost $11,057,173)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (8.51%)(g)
432,545	FGLMC Pool B70769	5.000%	02/01/39	426,405
1,451,221	FGLMC Pool G05744(e)	5.500%	01/01/36	1,490,695
532,660	FGLMC Pool A55971	5.500%	11/01/36	542,139
Total Puerto Rico Freddie Mac Bonds				$2,459,239
(Cost $2,416,425)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (18.45%)
1,000,000	Bank of America Corp.(h)	3.824%	01/20/28	945,547
500,000	Citigroup, Inc.(h)	3.887%	01/10/28	473,803
500,000	Bristol-Myers Squibb Co.	3.900%	02/20/28	485,414
500,000	Goldman Sachs Group, Inc.(h)	4.223%	05/01/29	472,245
1,000,000	JPMorgan Chase & Co.	4.250%	10/01/27	968,872
1,000,000	Lloyds Banking Group PLC	4.375%	03/22/28	948,108
1,000,000	Constellation Energy Generation LLC	6.250%	10/01/39	1,037,122
Total Corporate Bonds				$5,331,111
(Cost $5,513,747)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (5.08%)
1,000,000	Federal Farm Credit Banks Funding Corp.	3.950%	08/06/37	937,992
515,000	Federal Farm Credit Banks Funding Corp.	5.000%	09/22/38	531,436
Total US Government Sponsored Entities				$1,469,428
(Cost $1,720,017)

Total Investments (143.59%)
(Cost $41,959,018)	$41,488,774

Liabilities in Excess of Other Assets (-43.59%)	(12,595,697)
NET ASSETS (100.00%)	$28,893,077

See Notes to Financial Statements.
Annual Report | June 30, 2023	11

Popular Income Plus Fund, Inc.	Schedule of Investments
June 30, 2023

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").
(c)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These Bonds are not an obligation of the Commonwealth of Puerto Rico.
(d)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(f)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	5.53%	06/06/2023	07/06/2023	$(3,741,000)
South Street Securities	5.67%	06/08/2023	07/11/2023	(4,173,000)
South Street Securities	5.55%	06/30/2023	07/03/2023	(4,730,000)
				$(12,644,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
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Popular Income Plus Fund, Inc.	Statement of Assets and Liabilities
June 30, 2023

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair
value (cost $12,644,000)	$12,737,360
Investments in securities, at fair value (cost $29,315,018)	28,751,414
41,488,774
Cash and cash equivalents	34,805
Interest receivable	347,247
Prepaid and other assets	62,500
Total Assets	$41,933,326

LIABILITIES:
Payable for reverse repurchase agreements (Cost $12,644,000)	$12,644,000
Interest payable on reverse repurchase agreements	30,212
Payable for fund shares redeemed	82,026
Payable for distributions to shareholders	53,267
Payable for shareholder servicing	22,972
Payable to Adviser	17,299
Payable to fund accounting and administration	19,209
Payable for Transfer Agency fees	1,511
Payable to Directors	6,000
Payable for Legal fees	14,999
Payable for Custodian fees	5,014
Payable for Audit fees	101,375
Other payables	42,365
Total Liabilities	13,040,249
Net Assets	$28,893,077

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 5,000,000,020 shares authorized, 8,766,748 issued and outstanding	$180,692,552
Accumulated deficit	(151,799,475)
Net Assets	$28,893,077

PRICING OF SHARES:
Class A Shares
Net Assets	$14,770,041
Shares outstanding	4,475,233
Net asset value per share	$3.30

Class C Shares
Net Assets	14,123,036
Shares outstanding	4,291,515
Net asset value per share	$3.29

See Notes to Financial Statements.
Annual Report | June 30, 2023	13

Popular Income Plus Fund, Inc.	Statement of Operations
For the year ended June 30, 2023

INVESTMENT INCOME:
Interest	$2,107,769
Other Income	114,241
Total Investment Income	2,222,010

EXPENSES:
Investment Adviser fees	$229,883
Distribution Fees
Class A	41,799
Class C	151,550
Accounting and Administration fees	68,255
Compliance fees	10,498
Transfer agent fees	38,543
Interest on reverse repurchase agreements	524,365
Audit fees	201,323
Legal fees	62,000
Custodian fees	5,123
Director fees	22,641
Registration fees	1,400
Printing fees	62,001
Insurance fees	68,839
Other fees	15,522
Total expenses before waiver	1,503,742
Less fees waived by investment adviser	(116,000)
Total Expenses	1,387,742
Net Investment Income	834,268

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on:
Investments	(108,301)
Net realized loss	(108,301)
Net change in unrealized depreciation on:
Investments	(1,559,429)
Net change in unrealized depreciation	(1,559,429)
Net Realized and Unrealized Loss on Investments	(1,707,730)
Net Decrease in Net Assets Resulting from Operations	$(873,462)

See Notes to Financial Statements.
14	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2023	June 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$834,268	$1,314,066
Net realized loss	(108,301)	(437,939)
Net change in unrealized depreciation	(1,599,429)	(5,099,206)
Net decrease in net assets resulting from operations	(873,462)	(4,223,079)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(499,407)	(649,630)
Class C dividends	(354,424)	(583,787)
Net decrease in net assets from distributions to shareholders	(853,831)	(1,233,417)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	14,382	37,536
Reinvestment of dividends	35,698	42,558
Cost of shares redeemed	(2,382,881)	(2,009,040)
Net decrease in net assets from capital share transactions	(2,332,801)	(1,928,946)

CAPITAL SHARE TRANSACTIONS:
Class C Common Shares:
Reinvestment of dividends	27,302	37,578
Cost of shares redeemed	(2,102,328)	(1,598,411)
Net decrease in net assets from capital share transactions	(2,075,026)	(1,560,833)

Net Decrease in Net Assets	(6,135,120)	(8,946,275)

NET ASSETS:
Beginning of period	35,028,197	43,974,472
End of period	$28,893,077	$35,028,197

See Notes to Financial Statements.
Annual Report | June 30, 2023	15

Popular Income Plus Fund, Inc.	Statement of Cash Flows
For the year ended June 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(873,462)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Proceeds from disposition of investment securities	967,980
Proceeds from maturities and paydowns of investment securities	4,900,111
Amortization of premium and accretion of discount on investments, net	(118,144)
Net realized (gain)/loss on:
Investments	108,301
Net change in unrealized appreciation/depreciation on:
Investments	1,599,429
(Increase)/Decrease in assets:
Interest receivable	73,861
Prepaid and other assets	(61,800)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	1,411
Payable for interest expense	21,879
Payable to Transfer agency	(425)
Payable to Adviser	1,270
Payable to fund accounting and administration fees	15,140
Payable to Directors and Officers	(706)
Payable for Audit fees	(14,029)
Payable for Compliance fees	(604)
Payable for Custodian fees	225
Payable for Legal fees	5,226
Other payables	20,970
Net cash provided by operating activities	$6,646,633

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash disbursements from reverse repurchase agreements	$(1,466,000)
Shares redeemed	(4,403,183)
Proceeds from sale of capital shares	14,382
Cash distributions paid to common shareholders - net of distributions reinvested	(836,442)
Net cash used in financing activities	$(6,691,243)

Net decrease in cash	$(44,610)
Cash, beginning of year	$79,415
Cash, end of year	$34,805

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$502,486
Reinvestment of distributions	$63,000

See Notes to Financial Statements.
16	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Financial Highlights
Class A	For a share outstanding during the period presented

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value - beginning of period	$3.46	$3.99	$3.87
Income/(loss) from investment operations:
Net investment income(a)	0.11	0.13	0.12
Net realized and unrealized gain/(loss)(a)	(0.17)	(0.54)	0.12
Total income/(loss) from investment operations	(0.06)	(0.41)	0.24
Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.12)
Total distributions	(0.10)	(0.12)	(0.12)
Net increase/(decrease) in net asset value	(0.16)	(0.53)	0.12
Net asset value - end of period	$3.30	$3.46	$3.99
Total Return(b)(c)	(1.76%)	(10.51%)	6.28%
Supplemental Data:
Net assets, end of period (in thousands)	$14,770	$17,937	$22,677
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	4.36%	2.33%	2.24%
Ratio of net expenses to average net assets(e)	3.67%	2.32%	2.16%
Ratio of gross operating expenses to average net assets(f)	2.71%	2.18%	2.13%
Interest and leverage related to expenses to average net assets	1.65%	0.15%	0.11%
Ratio of net investment income to average net assets(g)	3.22%	3.30%	3.18%
Portfolio turnover rate	0%	0%	0%

(a)	Based on daily average outstanding common shares of 5,014,090 for the year ended June 30, 2023, 5,418,724 for the year ended June 30, 2022, and 5,983,775 for the year ended June 30, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of $16,712,345 for the year ended June 30, 2023, $20,755,538 for the year ended June 30, 2022, and $23,586,328 for the year ended June 30, 2021.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(f)	Operating expenses represent total expenses excluding interest and leverage related expenses.

(g)	The effect of the expenses waived for the year ended June 30, 2023, June 30, 2022, and June 30, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.69%, 0.01% and 0.08%, respectively.

See Notes to Financial Statements.
Annual Report | June 30, 2023	17

Popular Income Plus Fund, Inc.	Financial Highlights
Class C	For a share outstanding during the period presented

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	June 30, 2023	June 30, 2022	June 30, 2021
Net asset value - beginning of period	$3.48	$4.01	$3.92
Income/(loss) from investment operations:
Net investment income(a)	0.06	0.12	0.09
Net realized and unrealized gain/(loss)(a)	(0.17)	(0.54)	0.11
Total income/(loss) from investment operations	(0.11)	(0.42)	0.20
Less distributions:
Dividends from net investment income	(0.08)	(0.11)	(0.11)
Total distributions	(0.08)	(0.11)	(0.11)
Net increase/(decrease) in net asset value	(0.19)	(0.53)	0.09
Net asset value - end of period	$3.29	$3.48	$4.01
Total Return(b)(c)	(3.27%)	(10.56%)	5.29%
Supplemental Data:
Net assets, end of period (in thousands)	$14,123	$17,091	$21,298
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	5.12%	2.75%	3.40%
Ratio of net expenses to average net assets(e)	5.12%	2.75%	2.96%
Ratio of gross operating expenses to average net assets(f)	3.47%	2.54%	2.93%
Interest and leverage related to expenses to average net assets	1.65%	0.51%	0.11%
Ratio of net investment income to average net assets(g)	1.77%	3.23%	2.38%
Portfolio turnover rate	0%	0%	0%

(a)	Based on daily average outstanding common shares of 4,521,432 for the year ended June 30, 2023, 5,083,614 for the year ended June 30, 2022, and 5,775,817 for the year ended June 30, 2021.
(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.
(c)	Total return excludes the effect of initial and contingent deferred sales charges.
(d)	Based on daily average net assets attributable to common shares of $15,148,411 for the year ended June 30, 2023, $19,511,492 for the year ended June 30, 2022, and $22,966,082 for the year ended June 30, 2021.
(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.
(f)	Operating expenses represent total expenses excluding interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended June 30, 2023, June 30, 2022, and June 30, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.69%, 0.01% and 0.08%, respectively.

See Notes to Financial Statements.
18	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Income Plus Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on May 21, 2007 and started operations on June 27, 2007.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies. There can be no assurance that the Fund will achieve its objectives.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $34,805 with J.P. Morgan Chase N.A.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined by ALPS Fund Services, Inc. ("Fund Administrator”), with the assistance of the Investment Adviser, Popular Asset Management (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

Annual Report | June 30, 2023	19

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than- not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 10).

(d)	Statement of Cash Flows ̶The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – The Fund offers two classes of Common Stock: Class A shares and Class C shares. Class A and Class C shares are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 4.00% for Class A shares. There is no initial sales charge for Class C shares. Investors in any class of shares may open an account by making an initial investment of at least $3,000 for each account. Subsequent investments of at least $100 may be made for each Class.

Shares of each Class may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Investors in Class C shares will pay a contingent deferred sales charge equal to 1.00% on redemptions made within 12 months of purchase.

20	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 –Capital Share Transactions.

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the year ended June 30, 2023, the Fund did not invest in futures contracts.

(h)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

Annual Report | June 30, 2023	21

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the year ended June 30, 2023, the Fund decreased interest income in the amount of $27,888 related to realized gains on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 10).

(j)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(k)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

22	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2	–	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3	–	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

Annual Report | June 30, 2023	23

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

•	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
•	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value is obtained from third-party pricing services which incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities: The fair value of Obligations of U.S. Government sponsored entities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. Agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

24	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Puerto Rico Government
General Obligations	$–	$3,391,706	$–	$3,391,706
Puerto Rico Government
Instrumentalities Tax
Exempt Notes	–	4,372,388	–	4,372,388
Puerto Rico GNMA Bonds	–	13,312,777	–	13,312,777
Puerto Rico Fannie Mae Bonds	–	11,152,125	–	11,152,125
Puerto Rico Freddie Mac Bonds	–	2,459,239	–	2,459,239
Corporate Bonds	–	5,331,111	–	5,331,111
US Government Sponsored Entities	–	1,469,428	–	1,469,428
Total	$–	$41,488,774	$–	$41,488,774

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchases, sales or transfers into or out of level 3 securities during the year ended June 30, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of June 30, 2023 there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Fund, Popular Asset Management LLC (the "Investment Adviser"), acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended June 30, 2023, investment advisory fees amounted to $229,883, of which $17,299 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. The fees related to this services are calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended June 30, 2023, the administrative fees and transfer agent fees amounted to $68,255 and $38,543, respectively.

Annual Report | June 30, 2023	25

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

JPMorgan Chase has been retained to provide custody services to the Fund. For the year ended June 30, 2023, the custody fees amounted to $5,123.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the year ended June 30, 2023, distribution fees amounted to $193,349.

Certain officers of the Fund are also officers and directors of Banco Popular or its affiliates. The three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2023, the compensation expense for the three independent directors of the Fund was $22,641, of which $6,000 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 5,000,000,020 shares of common stock, par value $0.01 per share, consisting of 2,000,000,000 Class A shares, 2,000,000,000 Class C shares, 20 Class Q shares, and 1,000,000,000 shares of preferred stock. Neither Class Q shares nor preferred stock have been issued by the Fund.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

Capital share transactions for the year ended June 30, 2023 and the year ended June 30, 2022 were as follows:

Common shares:	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Class A:

Common shares outstanding - beginning of period	5,183,237	5,688,920
Common shares issued	4,122	9,431
Common shares issued as reinvestment of dividends	10,718	11,010
Common shares redeemed	(722,844)	(526,124)
Common shares outstanding - end of period	4,475,233	5,183,237

Class C:

Common shares outstanding - beginning of period	4,910,815	5,313,135
Common shares issued as reinvestment of dividends	8,151	9,702
Common shares redeemed	(627,451)	(412,022)
Common shares outstanding - end of period	4,291,515	4,910,815

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2023 were $0 and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the year ended June 30, 2023 were $5,868,091.

All investment transactions were made with unaffiliated parties.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the year	5.58%
Maximum aggregate balance outstanding at any time during the year	$16,564,000
Average balance outstanding during the year	$12,360,181
Average interest rate during the period	4.24%

At June 30, 2023, interest rates on reverse repurchase agreements ranged from 5.53% to 5.67% with maturities up to July 11, 2023. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At June 30, 2023, investment securities with fair values amounting to $12,737,360 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $30,212 at June 30, 2023.

Annual Report | June 30, 2023	27

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

At June 30, 2023, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$12,644,000	100%
Total	$12,644,000	100%

NOTE 7. SHORT TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $12,644,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding at June 30, 2023.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2023 the Fund held Corporate Bonds with an aggregate market value of $5,331,111, representing 18.45% of net assets. At June 30, 2023, the Fund had the following investments in issuers located in the Commonwealth of Puerto Rico that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico Fannie Mae	$11,152,125	38.60%
Puerto Rico Sales Tax FING COR	4,372,388	15.13%
Puerto Rico Commonwealth	3,391,706	11.74%
Puerto Rico Freddie Mac	2,459,239	8.51%
Federal Farm Credit Bank	1,469,428	5.08%

As of June 30, 2023, the fund had $34,805 on deposit with JP Morgan, which represents approximately 0.12% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 9. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$834,268
Reclassification of realized gain (loss) on securities’ paydowns	(27,888)
Distributable net investment income for tax purposes	$806,380

Net realized loss on investments	$(108,301)
Reclassification of realized gain (loss) on securities’ paydowns	27,888
Net realized loss on investments, for tax purposes	$(80,413)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investment for tax purposes	$41,959,018
Gross appreciation	383,198
Gross depreciation	(853,442)
Net appreciation/(depreciation)	$(470,244)

For the year ended June 30, 2023, the fund distributed $853,831 to shareholders. The undistributed net investment income and accumulated net realized gain on investments (for tax purposes) at June 30, 2023 were as follows:

Undistributed net investment income, beginning of the year	$3,105,273
Distributable net investment income for the year	806,380
Dividends	(853,831)
Undistributed net investment income, end of the year	$3,057,822

Accumulated net realized loss on investments, beginning of the year	$(154,306,640)
Net realized loss on investments for the year	(80,413)
Accumulated net realized loss on investments, end of the year	$(154,387,053)

NOTE 10. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Annual Report | June 30, 2023	29

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 11. DEBT RESTRUCTURING

On November 3, 2021, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) filed the Eighth Amended Tile III Joint Plan of Adjustment for the Commonwealth of Puerto Rico (the “Commonwealth”), the Commonwealth’s Employees Retirement System and the Commonwealth’s Public Buildings Authority (the “Plan of Adjustment”). On March 15, 2022, the Plan of Adjustment became effective. Pursuant to the Plan of Adjustment, holders of the Commonwealth’s general obligation bonds, including the Fund, received a combination of cash, new general obligation bonds, and a new security designated as a “contingent value instrument” that becomes payable based on the outperformance of actual sales tax revenues over projected sales tax revenues. The Fund’s pro rata share of the recovery consisted of $2,681,498 in cash, $2,981,217 in new general obligation bonds and contingent value instrument with a nominal amount of $748,371 for a total loss of $605,200.

NOTE 12. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

Annual Report | June 30, 2023	31

Popular Income Plus Fund, Inc.	Notes to Financial Statements
June 30, 2023

NOTE 13. SUBSEQUENT EVENTS

On July 31, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.00708 and $0.005 per class A common share and class C common share, respectively, which was paid on August 15, 2023 to common shareholders of record as of July 27, 2023.

On August 29, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.00708 and $0.005 per class A common share and class C common share, respectively, which will be paid on September 15, 2023 to common shareholders of record as of August 28, 2023.

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and had determined that no additional items require adjustment to or disclosure in the financial statements.

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Report of Independent
Popular Income Plus Fund, Inc.	Registered Public Accounting Firm

To the Board of Directors and Shareholders of Popular Income Plus Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Popular Income Plus Fund, Inc. (the "Fund") as of June 30, 2023, the related statements of operations and cash flows for the year ended June 30, 2023, the statement of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the three years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the three years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

San Juan, Puerto Rico

August 30, 2023

We have served as the auditor of one or more investment companies in Popular Family of Funds since 2001, which includes periods before the Company became subject to SEC reporting requirements.

CERTIFIED PUBLIC ACCOUNTANTS (OF PUERTO RICO)

License No. LLP-216 Expires Dec. 1, 2025 Stamp E526157 of the P.R. Society of Certified Public Accountants has been affixed to the file copy of this report

Annual Report | June 30, 2023	33

Popular Income Plus Fund, Inc.	Other Information
June 30, 2023 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 27, 2022 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2023 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	9,017,288	610,717
Jorge I. Vallejo	9,609,750	18,255
Carlos A. Pérez	9,609,750	18,255
Enrique Vila del Corral	9,593,998	34,007

The Board of Directors currently consists of three members due to the resignation of the Fund’s past Chairman and President, Mr. Juan O. Guerrero Preston, effective as of May 1, 2023, due to his retirement after over twenty years of service to the Fund. Rather than fill the vacancy created by Mr. Guerrero’s retirement, the Board of Directors elected to reduce the size of the Board of Directors from 4 members to 3 members.

2.	Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2023.

For	Against	Abstain
9,392,005	235,999	–

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

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Popular Income Plus Fund, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-754-4488.

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral**** Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director	Director since 2007	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.	10 funds	None
Jorge Vallejo**** Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director	Director since 2007	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	10 funds	None
Carlos Pérez*** Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director	Director since 2007	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3 funds	None

Annual Report | June 30, 2023	35

Popular Income Plus Fund, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
OFFICERS
Angel Rivera Garcia(1) (1977)	President	Since 2023	Angel M. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by the Advisor. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.	N/A	None

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Popular Income Plus Fund, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Manuel Rodriguez- Boissen, Esq.(2) (1977)	Secretary	Since 2018	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez- Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.	N/A	None
James A. Gallo(2) (1964)	Treasurer	Since 2022	Mr. Gallo has served as Treasurer and Principal Financial Officer of each of the Popular Family of Funds since December 2022. Mr. Gallo has been a Senior Principal Consultant at Foreside Management Services, LLC, since May 2022. Prior to joining Foreside, Mr. Gallo was a Director of Fund Services at Bank of New Yor Mellon from 2002 to 2021.	N/A	None

(1)	Affiliated person of the Adviser.
(2)	Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.
(3)	Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.
***	The Affiliated Funds consist of Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”). The Popular Family of Funds is managed by Popular Asset Management LLC.

Annual Report | June 30, 2023	37

Popular Income Plus Fund, Inc.	Management of the Fund
June 30, 2023 (Unaudited)

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

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Popular Income	Statement Regarding Basis for Approval
Plus Fund, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

The Board of Directors (the “Board”) of Popular Income Plus Fund, Inc. (the “Fund”) met on May 18, 2023 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Annual Report | June 30, 2023	39

Popular Income	Statement Regarding Basis for Approval
Plus Fund, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

40	(787) 754-4488 | www.popular.com

Popular Income	Statement Regarding Basis for Approval
Plus Fund, Inc.	of Investment Advisory Contract
June 30, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2022. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended March 31, 2023 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Annual Report | June 30, 2023	41

Popular Income	Statement Regarding Liquidity
Plus Fund, Inc.	Risk Management Program
June 30, 2023 (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on May 18, 2023, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended March 31, 2023, and stated the following:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
•	The Fund’s investment strategy remained appropriate for an open-end Fund;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
•	The Fund did not breach the 15% limit on Illiquid Investments; and
•	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

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INVESTMENT ADVISER	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue	Chairman of the Board
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918	Jorge I. Vallejo
Director
ADMINISTRATOR AND
TRANSFER AGENT	Carlos A. Pérez
Director
ALPS Fund Services, Inc.
1290 Broadway Suite 1100	Angel Rivera Garcia
Denver, CO 80203	President

CUSTODIAN	James A. Gallo
JPMorgan Chase	Treasurer
1111 Polaris Parkway
Columbus, OH 43240	Manuel Rodríguez-Boissén
Secretary
LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Suite 1901
San Juan, Puerto Rico 00918

INDEPENDENT REGISTERED
ACCOUNTING FIRM

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

Remember that shares of the Fund:

•	Are not bank deposits and are not insured by the FDIC or any other governmental agency.

•	Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.

•	Are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referred to above in Item 2(a) were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referred to above in Item 2(a) were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Directors (“Board”) of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has designated Enrique Vila del Corral as the Registrant’s Audit Committee Financial Experts. Mr. Corral is “independent” as that term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Audit fees are fees related to the audit of and review of the Fund’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate fees billed for last fiscal year for professional services rendered by PricewaterhouseCoopers, LLC (“PwC”) for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those were $76,960 for the fiscal year ended June 30, 2023 and $76,376 for the fiscal year ended June 30, 2022.

(b)	Audit-Related Fees: Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but are not reported as audit fees. There were no aggregate fees billed in each of the last two fiscal years ending June 30, 2023 and June 30, 2022 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements.

(c)	Tax Fees: Tax fees are fees associated with tax compliance, tax advice and tax planning. The aggregate fees billed in the last two fiscal years for professional services rendered by PwC for tax compliance were $9,333 for the fiscal year ended June 30, 2023 and $8,767 for fiscal year ended June 30, 2022.

(d)	All Other Fees: Other fees are fees billed by PwC for products and services provided to the Fund other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above for the fiscal year ended June 30, 2023. The aggregate fees billed for professional services rendered by PwC for Other Fees were $90,788 for the fiscal year ended June 30, 2023 and $43,167 for the fiscal year ended June 30, 2022.

(e)	(e)(1) Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees: The aggregate non-audit fees billed by PwC for services rendered to the Registrant, its co-investment advisers and any entity controlling, controlled by or under common control with the co-advisers that provide ongoing services to the Registrant for the fiscal year ended June 30, 2023, were $1,234,592 and for the fiscal year ended June 30, 2022 were $721,402.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant

Item 6.	Investments.

(a)	Schedule of Investments (as set forth in 17 CFR 210.12-12) is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, Management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on their evaluation, the principal executive officer and principal financial officer have determined that, as of a date within 90 days of the filing date of this report, the Registrant’s disclosure controls and procedures were effective.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. As of June 30, 2022, management concluded that it did not design or maintain effective controls to verify that the underlying data used to prepare the statement of cash flows was accurate. This material weakness required material adjustments to the statement of cash flows operating and financing activities, which resulted in the restatement of the Registrant’s semi-annual financial statements as of and for the period ended December 31, 2021.

The steps management took to remediate this material weakness included the appointment of an Independent Fund Treasurer/Principal Financial Officer (PFO), with responsibility for overseeing the financial reporting process and comprehensive review of the financial statements, including the statement of cash flows. The PFO receives and reviews comprehensive supporting schedules compiled for purposes of financial statement preparation, specifically the statements of cash flows, from SS&C, the Fund’s Administrator. The PFO conducts a review of the statement of cash flows, verifying its accuracy and alignment with the relevant supporting schedules. The PFO also ensures the appropriate classification and presentation of cash flows stemming from operational, investing, and financing activities, while ensuring adherence to accounting standards. Management has assessed the combination of SS&C’s controls and the Fund’s enhanced review process and has determined that they are designed effectively to detect any material misstatements in the financial statements, including the statement of cash flows, on a timely basis.

As a result of these remediation activities, management has determined that the Registrant’s internal control over financial reporting is designed appropriately and at a sufficient level of precision and has been operating effectively for a sufficient period of time, such that the material weakness previously identified as of June 30, 2022, has been remediated as of June 30, 2023.

(b)

Changes in Internal Control

Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal control over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-end Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer required by Item 2 of Form N-CSR, is filed herein.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	On May 31, 2023, PricewaterhouseCoopers LLC (“PWC”) was dismissed as the independent registered public accounting firm to the Popular Income Plus Fund. The Audit Committee of the Board participated in, and approved, the decision to change the independent registered public accounting firm on May 31, 2023.

PwC’s reports on the Fund’s financial statements for the two years ended June 30, 2023 and June 30, 2022 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the two years ended June 30, 2023 and June 30, 2022, and the subsequent interim period through August 30, 2023 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for the two years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness related to the lack of design and operating effectiveness controls to verify and review the Statement of Cash Flows (“SCF”) included in the semi-annual Financial Statements for the semi-annual period ended December 31, 2021, which was subsequently remediated in the fiscal year ended June 30, 2023.

The Fund requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating PwC agrees with the statements.  A copy of the letter from PwC to the SEC is filed as an Exhibit to this Form N-CSR.

On May 31, 2023, the Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2024.  During the Fund’s two years ended June 30, 2023 and June 30, 2022, and the subsequent interim period through August 30, 2023, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years June 30, 2023 and June 30, 2022.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending June 30, 2024. EY has advised the Fund of its independence with respect to the Fund, in accordance with the applicable requirements of the SEC.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular Income Plus Fund, Inc.

By:	/s/ Angel M. Rivera
Angel M. Rivera
President
Principal Executive Officer

Date:	September 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular Income Plus Fund, Inc.

By:	/s/ James A. Gallo
James A. Gallo
Treasurer
Principal Financial Officer

Date:	September 8, 2023